Exhibit 10.9
Pimi Marion Holdings Ltd.
2008 Share Option Plan

1.	NAME

Pimi Marion Holdings Ltd. (the “Company”) hereby makes this share option plan, which shall be known as the Pimi Marion Ltd. 2008 Share Option Plan (this “Plan”).  The Company may amend this Plan from time to time.

2.	PURPOSE OF THE PLAN

2.1.
This Plan is intended as an incentive to retain on the Company’s Board of Directors (the “Board”), and in the Company’s and its subsidiaries’ employ, persons of training, experience, and ability, to attract new directors, employees, consultants and contractors whose services are considered unusually valuable, to encourage the sense of proprietorship of such persons, and to stimulate the active interest of such persons in the development and financial success of the Company.

2.2.
The Plan is intended to provide such individuals with opportunities to purchase regular shares in the Company, pursuant to the Plan as approved by the Board, and is designed to benefit from, and may be made pursuant to, the provisions of Section 102 of the Israeli Income Tax Ordinance [New Version] 1961 (“Section 102”) and any regulations, rules, orders or procedures promulgated thereunder with respect to options granted to employees of the Company, as defined below, if so determined by the Board or by the Committee.

3.	ADMINISTRATION OF THE PLAN

3.1.
The Board, or in its discretion a Share Option Committee (the “Committee”) appointed and maintained by the Board, shall have the power to administer the Plan. The Committee shall consist of such members of the Board (not less than two (2) in number) as may be determined by the Board, and any member of such Committee shall be eligible to receive Options under the Plan while serving on the Committee, unless otherwise specified in this Plan.

3.2.
The Board or the Committee shall have full power and authority to (i) designate participants; (ii) determine the terms and provisions (which need not be identical) of Option Agreements, , including but not limited to the number of shares in the Company to be covered by each Option, provisions concerning the time or times when and the extent to which the Options may be exercised, and the nature and duration of restrictions on transfer or restrictions constituting substantial risk of forfeiture; (iii)  accelerate the right of an optionee to exercise, in whole or in part, any previously granted Option; (iv)  interpret the provisions and supervise the administration of the Plan; and(v)  determine any other matter which is necessary or desirable for, or incidental to, administration of the Plan.

3.3.
The Board or the Committee shall have the authority to grant in its discretion to the holder of an outstanding Option, in exchange for the surrender and cancellation of such Option, a new Option having a purchase price lower than provided in the Option so surrendered and canceled, and containing such other terms and conditions as the Board or the Committee may prescribe in accordance with the provisions of the Plan.

3.4.
All decisions and selections made by the Board or the Committee pursuant to the provisions of the Plan shall be made by a majority of its members, except that no member of the Board or Committee shall vote on, or be counted for quorum purposes, with respect to any proposed action of the Board or Committee relating to any Options to be granted to that member. Any decision reduced to writing and signed by all the members who are authorized to make such decision shall be fully effective as if it had been made by a majority at a meeting duly held.

3.5.
Each member of the Board or the Committee shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him, or any liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such member’s own fraud or bad faith, to the extent permitted by applicable law. Such indemnification shall be in addition to any rights of indemnification that the member may have as a Director or otherwise under the Company’s Articles of Association, any agreement, any vote of shareholders or disinterested directors, or otherwise.

4.	DESIGNATION OF PARTICIPANTS

4.1.
The persons eligible for participation in the Plan as recipients of Options shall include any employees of the Company or of any subsidiary of the Company. Directors of the Company or of any subsidiary of the Company who are not employees of the Company or its subsidiaries, and consultants or contractors of the Company or its subsidiaries, shall also be eligible for participation in the Plan as recipients of Options.

4.2.
The grant of an Option under this Plan shall neither entitle the recipient to participate, nor disqualify him from participating in, any other grant of Options pursuant to this Plan, or any other option or stock plan of the Company or any of its affiliates.

5.	TRUSTEE

In the event that the Options shall be granted to employees of the Company pursuant to the provisions of Section 102, they shall be issued to a trustee (the “Trustee”) nominated by the Board or the Committee (in accordance with the provisions of Section 102) and held for the benefit of the Option recipients for a period of not less than two (2) years (24 months) from the date of the grant of the Option. The Trustee may also hold in trust any shares issued upon exercise of such Options.

6.	SHARES RESERVED FOR THE PLAN, AND RESTRICTIONS

6.1.
Subject to adjustment as provided in Paragraph 8 below, a total of 623,547 (Sixty Two Thousand Five Hundred Forty Seven) Regular Shares, NIS 0.01 par value per share of the Company, (the “Shares”) shall be subject to this Plan. The Shares subject to the Plan are hereby reserved for sale for such purpose.

6.2.
Any of such Shares which may remain unsold and which are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of Shares to meet the requirements of the Plan. If any Option for any reason expires or is canceled prior to its exercise or relinquishment in full, the Shares that are the subject of such Option may again be subjected to an Option under the Plan.

6.3.
Anyone who purchased Shares under this Plan upon the exercise of Options shall have no voting rights as a shareholder (in any and all matters whatsoever) until the consummation of a public offering of the Company’s Shares (the “IPO”). Until an IPO, such Shares shall be voted by a proxy pursuant to the directions of the Board, such proxy to be to the person or persons designated by the Board. All Shares issued upon exercise of the Options shall entitle the holder thereof to receive dividends and other distributions thereon.

7.	OPTION PRICE

7.1.
The purchase price of each Share subject to an Option or any portion of it shall be determined by the Board or the Committee in its sole and absolute discretion in accordance with applicable law, subject to guidelines as shall be determined by the Board from time to time.

7.2.	The option price shall be payable upon the exercise of the Option in cash, by check, or other form satisfactory to the Board or the Committee.

7.3.	The proceeds received by the Company from the sale of Shares subject to an Option granted under the Plan will be added to the general funds of the Company and used for its corporate purposes.

8.	ADJUSTMENTS

Upon the occurrence of any of the following described events, an optionee’s rights to purchase Shares under the Plan shall be adjusted as hereinafter provided:

8.1.
If the Company is separated, reorganized, merged, consolidated, or amalgamated with or into another corporation while unexercised Options remain outstanding under the Plan,  there shall be substituted for the Shares subject to the unexercised portions of such outstanding Options an appropriate number of shares of each class of shares or other securities of the separated, reorganized, merged, consolidated or amalgamated corporation which were distributed to the shareholders of the Company in respect of their Shares, and appropriate adjustments shall be made in the purchase price per share or other security to reflect such action.

8.2.
If the Company is liquidated or dissolved while unexercised Options remain outstanding under the Plan, then all such outstanding Options may be exercised in full by the Optionee as of the effective date of any such liquidation or dissolution of the Company without regard to the installment exercise provisions of Section 9 below.

8.3.
If the outstanding shares of the Company shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination or exchange of shares, recapitalization, or any other like event by or of the Company, and as often as the same shall occur, then the number, class, and kind of Shares subject to the Option theretofore granted shall be appropriately and equitably adjusted so that upon exercise of the option the Optionee will receive whatever securities such Optionee would have received had the option been exercised immediately prior to the above mentioned events, without changing the aggregate Option price.  Upon the happening of any of the foregoing, the class and aggregate number of Shares issuable pursuant to the Plan (as set forth in paragraph 6 above), in respect of which options have not yet been exercised, shall be appropriately adjusted.

8.4.
In the event of a rights issuance to shareholders of the Company to purchase any securities issued by the Company, no adjustment shall be made with respect to such option theretofore granted, but such rights will be issued also to the Optionee inasmuch as the Optionee would have been entitled thereto had such option been exercised immediately prior to the record date for such rights issuance; provided however that such rights issued to the Optionee may be exercised only if and when the option is exercised and only to the extent that such rights have been issued in respect of the Shares purchased upon the exercise of such option.  The exercise price of any rights issued in respect of outstanding options shall be subject to such adjustments as may be determined by the Board when the rights issuance is made to account for any postponement of the exercise of such rights pursuant to the foregoing.

8.5.
Anything herein to the contrary notwithstanding, if prior to the completion of the  IPO, all or substantially all of the Shares of the Company are to be sold, or upon a merger or reorganization or the like, the Shares of the Company, or any class thereof, are to be exchanged for securities of another company, then in such event, each optionee shall be obliged to sell or exchange, as the case may be, the Shares such optionee purchased under the Plan, in accordance with the instructions then issued by the Board.

9.	TERM AND EXERCISE OF OPTIONS

9.1.
Options shall be exercised by the Optionee by giving written notice to the Company, which exercise shall be effective upon receipt of such notice together with check or cash payment of the purchase price of the Shares for which the option is exercised by the Company at its principal office.  The notice shall specify the number of Shares with respect to which the Option is being exercised. The written notice, if delivered prior to completion of the Company’s Initial Public Offering, shall be accompanied by a proxy for voting in the Company’s general meeting duly executed by the Optionee, in a form authorized by the Company.

9.2.
Each Option granted under this Plan shall vest and be exercisable on the date and for the number of Shares as shall be provided in the Option Agreement evidencing the Option and setting forth the terms thereof. However, no Option shall be exercisable after the expiration of ten years from the date of grant.

9.3.
Options granted under the Plan shall not be transferable by optionees other than by will or laws of descent and distribution, and during an optionee’s lifetime shall be exercisable only by that optionee.

9.4.	Options granted to employees or directors may not be exercised after the termination of employment and/or service as a director unless

9.4.1.
prior to the date of such termination, the Board or the Committee shall authorize, in the relevant Option Agreement or otherwise, an extension of the term of all or part of the Option beyond the date of such termination for a period not to exceed the period during which the Option by its terms would otherwise have been exerciseable;

9.4.2.
termination is without cause (as determined by an applicable court), in which event any Options still in force and unexpired may be exercised within a period of the lesser of (i) ninety (90) days from the date of such termination,  or (ii) the remainder of the period during which the Option by its terms would otherwise have been exerciseable, but only with respect to the number of Shares purchasable at the time of such termination;

9.4.3.
termination is the result of death or disability, in which event any Options still in force and unexpired may be exercised within a period of the lesser of (i) six (6) months from the date of termination, or (ii) the remainder of the period during which the Option by its terms would otherwise have been exerciseable, but only with respect to the number of Shares purchasable at the time of such termination; or

9.4.4.
termination of employment is the result of retirement under any deferred compensation agreement or retirement plan of the Company or of any subsidiary of the Company or after the age of 60, while Options granted under this Plan are still in force and unexpired, in which case the Board or Committee shall have the discretion to permit any unmatured installments of the Options to be accelerated for exercise as of the later of the date of retirement or a date one year following the date of grant, but in any event no later than the date on which the Option by its terms would have otherwise expired, and the Options shall thereupon be exercisable in full without regard to the installment exercise provisions of this Section.

9.5.
The holders of Options shall not be, or have any of the rights or privileges of, shareholders of the Company in respect of any Shares purchasable upon the exercise of any part of an Option unless and until, following exercise of any part of an Option, but subject always to the provisions of Section 5 above, certificates representing such Shares shall have been issued by the Company and delivered to such holders.

9.6.
Any form of Option Agreement authorized by the Plan may contain such other provisions as the Board or the Committee may, from time to time, deem advisable. Without limiting the foregoing, the Board or the Committee may, with the consent of the optionee, from time to time cancel all or any portion of any option then subject to exercise, and may approve in such case that the Company’s obligation in respect of such Option may be discharged by

9.6.1.
payment to the optionee of an amount in cash equal to the excess, if any, of the fair market value of the Shares at the date of such cancellation subject to the portion of the Option so canceled over the aggregate purchase price of such Shares;

9.6.2.	the issuance or transfer to the optionee of Shares of the Company with a Fair Market Value at the date of such transfer equal to any such excess; or

9.6.3.	a combination of cash and Shares with a combined value equal to any such excess, all as determined by the Board or the Committee in its sole discretion.

10.	ASSIGNMENT AND SALE

Any Options shall not be assigned, transferred, pledged, or otherwise given as collateral to any third party whatsoever, and during the lifetime of the optionee each and all of such optionee’s rights to purchase Shares under this Plan shall be exercisable only by such optionee.

11.	PURCHASE OF INVESTMENT

Unless Shares covered by the Plan have been listed for trade on any stock exchange (of any jurisdiction), or the Company has determined that such registrations are unnecessary, each person exercising an Option under the Plan shall if so required by the Company give a representation in writing that he is acquiring such shares for his own account, for investment, and not with a view to, or for sale in connection with, the distribution of any part thereof.

12.	TERM OF THE PLAN

The plan shall be effective as of September 7, 2008, and shall continue, unless otherwise determined by the Company, for ten (10) years.

13.	AMENDMENTS OR TERMINATION

The Board may,  at any time and from time to time, amend, alter, or discontinue the Plan, except that no amendment or alteration shall be made which would impair the rights of the holder of any Option theretofore granted without his consent, and except that no amendment or alteration shall be made which, without the approval of the shareholders, would:

13.1.
Increase the total number of Shares reserved for the purposes of the Plan, except as is provided in Section 6, or decrease the option price provided in Section 7, or change the class of persons eligible to participate in the Plan as provided in Section 4, or

13.2.	Extend the option period provided for in Section 9.

14.	GOVERNMENT REGULATIONS

The Plan, and the granting and exercise of Options under this Plan, and the obligation of the Company to sell and deliver Shares under such Options, shall be subject to all applicable laws, rules, and regulations, whether of the State of Israel or of the United States or any other State having jurisdiction over the Company and the optionee including the registration of the Shares under the U.S. Securities Act of 1933, as amended, and to such approvals by any governmental agencies or national securities exchanges as may by required.

15.	CONTINUANCE OF EMPLOYMENT

Neither the Plan nor the Option Agreement with the optionees shall impose any obligation on the Company or a subsidiary thereof, to continue any optionee in its employ, and nothing in the Plan or in any Option granted pursuant to this Plan shall confer upon any optionee any right to continue in the employ of the Company or a subsidiary thereof, or restrict the right of the Company or a subsidiary thereof, to terminate such employment at any time.

16.	GOVERNING LAW

This Plan shall be governed by and construed and enforced in accordance  with the laws of the State of Israel applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws.

17.	TAX CONSEQUENCES

Any tax consequences arising from the grant or exercise of any Option, from the payment for Shares covered thereby. or from any other event or act (of the Company or the optionee) under this Plan, shall be borne solely by the optionee. Furthermore, the optionee shall agree to indemnify the Company and the Trustee, and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the optionee.

18.	NON-EXCLUSIVITY OF THE PLAN

The adoption of the Plan by the Board shall not be construed as amending, modifying, or rescinding any previously approved incentive arrangements or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

The terms of each Option may differ from other Options granted under the Plan at the same time, or at any other time. The Committee may also grant more than one Option to a given optionee during the term of the Plan, either in addition to, or in substitution for, one or more Options previously granted to that optionee.

Pimi Agro Clean Technologies  LTD.

OPTION AGREEMENT
Made as of the 16 day of Febuary, 2009

BETWEEN:                 Pimi Agro Clean Technologies Ltd.
                                      (previously "Pimi Marion Holdings Ltd.")
A company incorporated in Israel
registered office is at P.O. Box 117
Hutzot Alonim 30049, Israel
(hereinafter the “Company”)

          on the one part

AND:                            Youval Saly
                                      I.D. No. 54960158
Hashomrim St 2a, Kiryat Tivon, Israel
(hereinafter the “Optionee”)

on the other part

WHEREAS
On September 7, 2008, the Company duly adopted and the Board approved the “Pimi 2008 Option Plan” a copy of which is attached as Appendix A hereto, forming an integral part hereof (the “Appendix A”); and -

WHEREAS
Pursuant to the Appendix A and to Pimi 2008 Option Plan (the “Plan”), the Company has decided to grant Options to purchase Shares of the Company to the Optionee, and the Optionee has agreed to such grant, subject to all the terms and conditions as set forth in the Plan and as provided herein;

NOW, THEREFORE, it is agreed as follows:

1.         Preamble and Definitions

1.1              The preamble to this agreement constitutes an integral part hereof.

1.2	Unless otherwise defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Appendix A.

2.         Grant of Options

2.1
The Company hereby grants to the Optionee the number of Options as set forth in Appendix B hereto, each Option shall be exercisable for one Regular Share, upon payment of the Purchase Price as set forth in Appendix B, subject to the terms and the conditions as set forth in the Appendix A and as provided herein.

2.2
The Optionee is aware that the Company intends in the future to issue additional shares and to grant additional options to various entities and individuals, as the Company in its sole discretion shall determine.

3.       Period of Option and Conditions of Exercise

3.1
The terms of this Option Agreement shall commence on the Date of Grant and terminate at the Expiration Date, or at the time at which the Option expires pursuant to the terms of the Appendix A or pursuant to this Option Agreement.

3.2
Options may be exercised only to purchase whole Shares, and in no case may a fraction of a Share be purchased. If any fractional Share would be deliverable upon exercise, such fraction shall be rounded up one-half or less, or otherwise rounded down, to the nearest whole number.

4.     FIRST ALTERNATIVE

Notwithstanding anything to the contrary in Section 8.1 of the Plan and in addition thereto, if in any such Transaction as described in Section 8.1 of the Plan, the Successor Company (or parent or subsidiary of the Successor Company) does not agree to assume or substitute for the Options, the Vesting Dates shall be accelerated so that any unvested Option shall be immediately vested in full as of the date which is ten (10) days prior to the effective date of the Transaction, and the Committee shall notify the Optionee that the unexercised Options are fully exercisable for a period of ten (10) days from the date of such notice, and that any unexercised Options shall terminate upon the expiration of such period.

If the Successor Company (or parent or subsidiary of the Successor Company) agrees to assume or substitute for the Options and Optionee’s employment with the Successor Company is terminated by the Successor Company without “Cause” within one year of the closing of such Transaction, the Vesting Dates shall be accelerated so that any unvested portion of the substituted Option shall be immediately vested in full as of the date of such termination without Cause.

5.         Vesting; Period of Exercise

Subject to the provisions of the Plan and Appendix A, Options shall vest and become exercisable according to the Vesting Dates set forth in Appendix B hereto, provided that the Optionee is an Employee of the Company and/or its Affiliates on the applicable Vesting Date. In case the Optionee is no longer an Employee of the Company and/or its Affiliates, the Optionee will be entitled to receive the Options which were accumulated on a quarterly basis, up to the date of termination of his employment with the company.

All unexercised Options granted to the Optionee shall terminate and shall no longer be exercisable on the Expiration Date, as described the Appendix A.

6.         Exercise of Options

6.1	Options may be exercised in accordance with the provisions of Section 9.1 of the Plan.

6.2
In order for the Company to issue Shares upon the exercise of any of the Options, the Optionee hereby agrees to sign any and all documents required by any applicable law and/or by the Company's Articles of Association.

6.3
The Company shall not be obligated to issue any Shares upon the exercise of an Option if such issuance, in the opinion of the Company, might constitute a violation by the Company of any provision of law.

7.         Restrictions on Transfer of Options and Shares

7.1
The transfer of Options and the transfer of Shares to be issued upon exercise of the Options shall be subject to the limitations set forth in the Plan and in the Appendix A and in the Company’s Articles of Association.

7.2
With respect to any Approved 102 Option, subject to the provisions of Section 102 and any rules or regulation or orders or procedures promulgated thereunder, an Optionee shall not be entitled to sell or release from trust any Share received upon the exercise of an Approved 102 Option and/or any share received subsequently following any realization of rights, including without limitation, bonus shares, until the lapse of the Holding Period required under Section 102 of the Ordinance.

7.3
With respect to Unapproved 102 Option, if the Optionee ceases to be employed by the Company or any Affiliate, the Optionee shall extend to the Company and/or its Affiliate a security or guarantee for the payment of tax due at the time of sale of Shares, all in accordance with the provisions of Section 102 and the rules, regulation or orders promulgated thereunder.

7.4
The Optionee acknowledges that in the event Company's shares shall be registered for trading in any public market, the Optionee’s right to sell Shares may be subject to limitations (including a lock-up period), as will be requested by the Company or its underwriters, and the Optionee unconditionally agrees and accepts any such limitations.

The Optionee acknowledges that in order to enforce the above restriction, the Company may impose stop-transfer instructions with respect to the exercised Shares.

7.5	The Optionee shall not dispose of any Shares in transactions which violate, in the opinion of the Company, any applicable laws, rules and regulations.

7.6
The Optionee agrees that the Company shall have the authority to endorse upon the certificate or certificates representing the Shares such legends referring to the foregoing restrictions, and any other applicable restrictions as it may deem appropriate (which do not violate the Optionee's rights according to this Option Agreement).

8.         Taxes; Indemnification

8.1
Any tax consequences arising from the grant or exercise of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company and/or its Affiliates, the Trustee or the Optionee), hereunder, shall be borne solely by the Optionee. The Company and/or its Affiliates and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Optionee hereby agrees to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.

8.2
The Optionee will not be entitled to receive from the Company and/or the Trustee any Shares allocated or issued upon the exercise of Options prior to the full payments of the Optionee’s tax liabilities arising from Options which were granted to him and/or Shares issued upon the exercise of Options. For the avoidance of doubt, neither the Company nor the Trustee shall be required to release any share certificate to the Optionee until all payments required to be made by the Optionee have been fully satisfied.

8.3
The receipt of the Options and the acquisition of the Shares to be issued upon the exercise of the Options may result in tax consequences. THE OPTIONEE IS ADVISED TO CONSULT A TAX ADVISER WITH RESPECT TO THE TAX CONSEQUENCES OF RECEIVING OR EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

8.4
With respect to Approved 102 Options, the Optionee hereby acknowledges that he is familiar with the provisions of Section 102 and the regulations and rules promulgated thereunder, including without limitations the type of Option granted hereunder and the tax implications applicable to such grant. The Optionee accepts the provisions of the trust agreement signed between the Company and the Trustee, attached as Appendix C hereto, and agrees to be bound by its terms.

9.           Miscellaneous

9.1	No Obligation to Exercise Options. The grant and acceptance of these Options imposes no obligation on the Optionee to exercise it.

9.2
Confidentiality.  The Optionee shall regard the information in this Option Agreement and its Appendixes attached hereto as confidential information and the Optionee shall not reveal its contents to anyone except when required by law or for the purpose of gaining legal or tax advice.

9.3
Continuation of Employment or Service.  Neither the Plan, the Appendix A nor this Option Agreement shall impose any obligation on the Company or an Affiliate to continue the Optionee’s employment or service and nothing in the Appendix A or in this Option Agreement shall confer upon the Optionee any right to continue in the employ or service of the Company and/or an Affiliate or restrict the right of the Company or an Affiliate to terminate such employment or service at any time.

9.4
Entire Agreement. Subject to the provisions of the Appendix A, to which this Option Agreement is subject, this Option Agreement, together with the Appendixs hereto, constitute the entire agreement between the Optionee and the Company with respect to Options granted hereunder, and supersedes all prior agreements, understandings and arrangements, oral or written, between the Optionee and the Company with respect to the subject matter hereof.

9.5
Failure to Enforce - Not a Waiver. The failure of any party to enforce at any time any provisions of this Option Agreement or the Appendix A shall in no way be construed to be a waiver of such provision or of any other provision hereof.

9.6
Provisions of the APPENDIX A. The Options provided for herein are granted pursuant to the Plan and Appendix A and said Options and this Option Agreement are in all respects governed by the Plan and Appendix A and subject to all of the terms and provisions of the Plan and Appendix A.

Any interpretation of this Option Agreement will be made in accordance with the the Plan and Appendix A but in the event there is any contradiction between the provisions of this Option Agreement and the Plan and/or Appendix A, the provisions of the Option Agreement will prevail.

9.7	Binding Effect. The Plan, Appendix A and this Option Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereof.

9.8
Notices. All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered mail or delivered by email or facsimile with written confirmation of receipt to the Optionee and/or to the Company at the addresses shown on the letterhead above, or at such other place as the Company may designate by written notice to the Optionee. The Optionee is responsible for notifying the Company in writing of any change in the Optionee’s address, and the Company shall be deemed to have complied with any obligation to provide the Optionee with notice by sending such notice to the address indicated below.

/s/ Eitan Shmeuli
Name:Eitan Shmeuli
Position:Director

I, the undersigned, hereby acknowledge receipt of a copy of the Plan, Appendix A and accept the Options subject to all of the terms and provisions thereof. I have reviewed the Plan, Appendix A and this Option Agreement in its entirety, have had an opportunity to obtain the advice of counsel prior to executing this Option Agreement, and fully understand all provisions of this Option Agreement. I agree to notify the Company upon any change in the residence address indicated above.

/s/ Youval Saly
Optionee's signature
Date:6/2/2009

Attachments:	Appendix A: Pimi 2008 Share Option Plan

Appendix B:	Terms of the Option

Appendix C:	Trust Agreement

APPENDIX B

TERMS OF THE OPTION

Name of the Optionee:	Youval Saly
Date of Grant:	1.12.07
Designation:	Approved 102 Option: Capital Gain Option (CGO)
1. Number of Options granted:	311,773
2. Purchase Price:	0.01
3. Vesting Dates:

Number of Options	Vesting Date
77,943	1.12.2008
77,943	1.12.2009
77,943	1.12.2010
77,944	1.1 1.12.2011
4. Expiration Date:	1.12.2017

Appendix c

Trust Agreement

Made in Tel Aviv on September 17, 2008

BETWEEN:          S.G.S Trustee Ltd.
                              Of Berkuvitz 4, Tel Aviv
                              (hereinafter referred to as "the Trustee")
of the one part

AND:                     Pimi Agro Cleantech Ltd, private company no. 513497123
of Hozot Alonim, Alonim
                              (hereinafter referred to as “the Issuing Company”)

of the other part

WHEREAS
On September 7, 2008 the Company adopted a share issuance plan for its employees, directors or services providers (hereinafter: "the Employees"), as its meaning of this term under section 102 to the Order (hereinafter: "the Plan");

AND WHEREAS	According to the Plan, the Company shall issue from time to time shares or rights to receive shares to Employees, by issuance of shares through a trustee;

AND WHEREAS
According to the Plan all the shares will be issued to the Trustee, which will hold the shares in trust, until the end of the term as mentioned in the Order, the Income Tax rules (Tax Relief when Issuing Shares for Employees), 2003 (hereinafter : "the Rules"), the Plan and in this Trust Agreement;

AND WHEREAS
The Company has chosen Ronen Solomon, Adv. of S.G.S Trustees Ltd. to serve as a trustee for the purpose of the Plan, and he has agreed to serve as trustee for all the employing companies and their employees;

NOW THEREFORE IT IS AGREED BETWEEN THE PARTIES AS FOLLOWS:

1.	The recitals to this Trust Agreement constitute an integral part of it.

2.
According to the Plan, the Company's shares will be issued, only on the name of the Trustee, and the shares will be held by the Trustee until the end of the term, as defined in section 102 to the Order.

3.
Prior to the tax payment which applies, as stated in section 7 to the Rules, the shares will not be subject to transfer, assignment, pledge or any other lien with intent, and no power of attorney or deed of transfer, which are valid or will be valid in the future, excluding a transfer by virtue of will or in accordance with the law; In case the transfer of shares by virtue of will or law, section 102 of the Order and the Rules shall apply on the successor or Employers transferee.

4.
After the end of the term each Employee shall be entitled, at any time to instruct the trustee to transfer on his name the shares which he is entitled to, provided that the Trustee shall transfer the shares, unless the tax payment which applies on the Employee, according to section 102 to the Order and the Rules (hereinafter: "the Applicable Tax") has been paid, and the Trustee has evidence for the payment from the assessing officer.

5.
If, in accordance with the conditions of the Plan, the Employee will be granted with rights to purchase shares or will be issued with bonus shares, the rights or the shares or the bonus shares will be issued on the name of the Trustee. The Employee will be entitled to instruct the Trustee to exercise the rights or the bonus shares after the end of the term as determined in the Plan. The shares which are subject to the Plan will be issued to the Trustee according to section 2 to the Rules, and the Plan will apply on such shares, including the choice of the tax course and the instructions of this Trust Agreement. However, the period until the end of the term shall be counted from the share issuance that is driven from the rights or the bonus shares issued.

6.
The Company obligates toward the Trustee that it shall not issue shares to the Employees in the frame work of the Plan, unless the Employee will declare he knows that section 102 to the Order and the tax course apply on him, and his agreement in writing to the conditions of this Trust Agreement, and his obligation not to exercise the shares before the end of the period, as described in section 102 to the order, is granted.

AS WITNESS THE HANDS OF THE PARTIES

The Company	The Employee

/s/ Pimi Agro Cleantech Ltd	/s/ S.G.S Trustee Ltd.

Pimi Agro Clean Technologies  LTD.

OPTION AGREEMENT
Made as of the 16 day of November, 2008

BETWEEN:                 Pimi Agro Clean Technologies Ltd.
(previously "Pimi Marion Holdings Ltd.")
A company incorporated in Israel
registered office is at P.O. Box 117
Hutzot Alonim 30049, Israel
(hereinafter the “Company”)
on the one part

AND:                            Avi Lifshitz, Cpa  I.D. 055099899
Beit Zaid, Kiryat Tivon, Israel
(hereinafter the “Optionee”)

on the other part

WHEREAS
On September 7, 2008, the Company duly adopted and the Board approved the “Pimi 2008 Option Plan” a copy of which is attached as Appendix A hereto, forming an integral part hereof (the “Appendix A”); and -

WHEREAS
Pursuant to the Appendix A and to Pimi 2008 Option Plan (the “Plan”), the Company has decided to grant Options to purchase Shares of the Company to the Optionee, and the Optionee has agreed to such grant, subject to all the terms and conditions as set forth in the Plan and as provided herein;

NOW, THEREFORE, it is agreed as follows:

1.         Preamble and Definitions

1.1              The preamble to this agreement constitutes an integral part hereof.

1.2	Unless otherwise defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Appendix A.

2.         Grant of Options

2.1
The Company hereby grants to the Optionee the number of Options as set forth in Appendix B hereto, each Option shall be exercisable for one Regular Share, upon payment of the Purchase Price as set forth in Appendix B, subject to the terms and the conditions as set forth in the Appendix A and as provided herein.

2.2
The Optionee is aware that the Company intends in the future to issue additional shares and to grant additional options to various entities and individuals, as the Company in its sole discretion shall determine.

3.       Period of Option and Conditions of Exercise

3.1
The terms of this Option Agreement shall commence on the Date of Grant and terminate at the Expiration Date, or at the time at which the Option expires pursuant to the terms of the Appendix A or pursuant to this Option Agreement.

3.2
Options may be exercised only to purchase whole Shares, and in no case may a fraction of a Share be purchased. If any fractional Share would be deliverable upon exercise, such fraction shall be rounded up one-half or less, or otherwise rounded down, to the nearest whole number.

4.     FIRST ALTERNATIVE

Notwithstanding anything to the contrary in Section 8.1 of the Plan and in addition thereto, if in any such Transaction as described in Section 8.1 of the Plan, the Successor Company (or parent or subsidiary of the Successor Company) does not agree to assume or substitute for the Options, the Vesting Dates shall be accelerated so that any unvested Option shall be immediately vested in full as of the date which is ten (10) days prior to the effective date of the Transaction, and the Committee shall notify the Optionee that the unexercised Options are fully exercisable for a period of ten (10) days from the date of such notice, and that any unexercised Options shall terminate upon the expiration of such period.

If the Successor Company (or parent or subsidiary of the Successor Company) agrees to assume or substitute for the Options and Optionee’s employment with the Successor Company is terminated by the Successor Company without “Cause” within one year of the closing of such Transaction, the Vesting Dates shall be accelerated so that any unvested portion of the substituted Option shall be immediately vested in full as of the date of such termination without Cause.

5.         Vesting; Period of Exercise

Subject to the provisions of the Plan and Appendix A, Options shall vest and become exercisable according to the Vesting Dates set forth in Appendix B hereto, provided that the Optionee is an Employee of the Company and/or its Affiliates on the applicable Vesting Date. In case the Optionee is no longer an Employee of the Company and/or its Affiliates, the Optionee will be entitled to receive the Options which were accumulated on a quarterly basis, up to the date of termination of his employment with the company.

All unexercised Options granted to the Optionee shall terminate and shall no longer be exercisable on the Expiration Date, as described the Appendix A.

6.         Exercise of Options

6.1	Options may be exercised in accordance with the provisions of Section 9.1 of the Plan.

6.2
In order for the Company to issue Shares upon the exercise of any of the Options, the Optionee hereby agrees to sign any and all documents required by any applicable law and/or by the Company's Articles of Association.

6.3
The Company shall not be obligated to issue any Shares upon the exercise of an Option if such issuance, in the opinion of the Company, might constitute a violation by the Company of any provision of law.

7.         Restrictions on Transfer of Options and Shares

7.1
The transfer of Options and the transfer of Shares to be issued upon exercise of the Options shall be subject to the limitations set forth in the Plan and in the Appendix A and in the Company’s Articles of Association.

7.2
With respect to any Approved 102 Option, subject to the provisions of Section 102 and any rules or regulation or orders or procedures promulgated thereunder, an Optionee shall not be entitled to sell or release from trust any Share received upon the exercise of an Approved 102 Option and/or any share received subsequently following any realization of rights, including without limitation, bonus shares, until the lapse of the Holding Period required under Section 102 of the Ordinance.

7.3
With respect to Unapproved 102 Option, if the Optionee ceases to be employed by the Company or any Affiliate, the Optionee shall extend to the Company and/or its Affiliate a security or guarantee for the payment of tax due at the time of sale of Shares, all in accordance with the provisions of Section 102 and the rules, regulation or orders promulgated thereunder.

7.4
The Optionee acknowledges that in the event Company's shares shall be registered for trading in any public market, the Optionee’s right to sell Shares may be subject to limitations (including a lock-up period), as will be requested by the Company or its underwriters, and the Optionee unconditionally agrees and accepts any such limitations.

The Optionee acknowledges that in order to enforce the above restriction, the Company may impose stop-transfer instructions with respect to the exercised Shares.

7.5	The Optionee shall not dispose of any Shares in transactions which violate, in the opinion of the Company, any applicable laws, rules and regulations.

7.6
The Optionee agrees that the Company shall have the authority to endorse upon the certificate or certificates representing the Shares such legends referring to the foregoing restrictions, and any other applicable restrictions as it may deem appropriate (which do not violate the Optionee's rights according to this Option Agreement).

8.         Taxes; Indemnification

8.1
Any tax consequences arising from the grant or exercise of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company and/or its Affiliates, the Trustee or the Optionee), hereunder, shall be borne solely by the Optionee. The Company and/or its Affiliates and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Optionee hereby agrees to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.

8.2
The Optionee will not be entitled to receive from the Company and/or the Trustee any Shares allocated or issued upon the exercise of Options prior to the full payments of the Optionee’s tax liabilities arising from Options which were granted to him and/or Shares issued upon the exercise of Options. For the avoidance of doubt, neither the Company nor the Trustee shall be required to release any share certificate to the Optionee until all payments required to be made by the Optionee have been fully satisfied.

8.3
The receipt of the Options and the acquisition of the Shares to be issued upon the exercise of the Options may result in tax consequences. THE OPTIONEE IS ADVISED TO CONSULT A TAX ADVISER WITH RESPECT TO THE TAX CONSEQUENCES OF RECEIVING OR EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

8.4
With respect to Approved 102 Options, the Optionee hereby acknowledges that he is familiar with the provisions of Section 102 and the regulations and rules promulgated thereunder, including without limitations the type of Option granted hereunder and the tax implications applicable to such grant. The Optionee accepts the provisions of the trust agreement signed between the Company and the Trustee, attached as Appendix C hereto, and agrees to be bound by its terms.

9.           Miscellaneous

9.1	No Obligation to Exercise Options. The grant and acceptance of these Options imposes no obligation on the Optionee to exercise it.

9.2
Confidentiality.  The Optionee shall regard the information in this Option Agreement and its Appendixes attached hereto as confidential information and the Optionee shall not reveal its contents to anyone except when required by law or for the purpose of gaining legal or tax advice.

9.3
Continuation of Employment or Service.  Neither the Plan, the Appendix A nor this Option Agreement shall impose any obligation on the Company or an Affiliate to continue the Optionee’s employment or service and nothing in the Appendix A or in this Option Agreement shall confer upon the Optionee any right to continue in the employ or service of the Company and/or an Affiliate or restrict the right of the Company or an Affiliate to terminate such employment or service at any time.

9.4
Entire Agreement. Subject to the provisions of the Appendix A, to which this Option Agreement is subject, this Option Agreement, together with the Appendixs hereto, constitute the entire agreement between the Optionee and the Company with respect to Options granted hereunder, and supersedes all prior agreements, understandings and arrangements, oral or written, between the Optionee and the Company with respect to the subject matter hereof.

9.5
Failure to Enforce - Not a Waiver. The failure of any party to enforce at any time any provisions of this Option Agreement or the Appendix A shall in no way be construed to be a waiver of such provision or of any other provision hereof.

9.6
Provisions of the APPENDIX A. The Options provided for herein are granted pursuant to the Plan and Appendix A and said Options and this Option Agreement are in all respects governed by the Plan and Appendix A and subject to all of the terms and provisions of the Plan and Appendix A.

Any interpretation of this Option Agreement will be made in accordance with the the Plan and Appendix A but in the event there is any contradiction between the provisions of this Option Agreement and the Plan and/or Appendix A, the provisions of the Option Agreement will prevail.

9.7	Binding Effect. The Plan, Appendix A and this Option Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereof.

9.8
Notices. All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered mail or delivered by email or facsimile with written confirmation of receipt to the Optionee and/or to the Company at the addresses shown on the letterhead above, or at such other place as the Company may designate by written notice to the Optionee. The Optionee is responsible for notifying the Company in writing of any change in the Optionee’s address, and the Company shall be deemed to have complied with any obligation to provide the Optionee with notice by sending such notice to the address indicated below.

/s/ Eitan Shmeuli
Name:Eitan Shmeuli
Position:Director

I, the undersigned, hereby acknowledge receipt of a copy of the Plan, Appendix A and accept the Options subject to all of the terms and provisions thereof. I have reviewed the Plan, Appendix A and this Option Agreement in its entirety, have had an opportunity to obtain the advice of counsel prior to executing this Option Agreement, and fully understand all provisions of this Option Agreement. I agree to notify the Company upon any change in the residence address indicated above.

Attachments:	Appendix A: Pimi 2008 Share Option Plan

Appendix B:	Terms of the Option

Appendix C:	Trust Agreement

/s/ Avi Lifshitz
Optionee's signature
Date:6/11/2008

- -

APPENDIX B

TERMS OF THE OPTION

Name of the Optionee:	Avi Lifshitz, Cpa
Date of Grant:	1.10.08
Designation:	Approved 102 Option: Capital Gain Option (CGO)
1. Number of Options granted:	62,355
2. Purchase Price:	Last round of Investment Price
3. Vesting Dates:

Number of Options	Vesting Date
15,588	1.12.2009
15,589	1.12.2010
15,589	1.12.2011
15,589	1.1 1.12.2012
4. Expiration Date:	1.12.2018

Appendix C

Trust Agreement

Made in Tel Aviv on September 17, 2008

BETWEEN:            S.G.S Trustee Ltd.
                      Of Berkuvitz 4, Tel Aviv
                      (hereinafter referred to as "the Trustee")
of the one part

AND:                     Pimi Agro Cleantech Ltd, private company no. 513497123
of Hozot Alonim, Alonim
                  (hereinafter referred to as “the Issuing Company”)

of the other part

WHEREAS
On September 7, 2008 the Company adopted a share issuance plan for its employees, directors or services providers (hereinafter: "the Employees"), as its meaning of this term under section 102 to the Order (hereinafter: "the Plan");

AND WHEREAS	According to the Plan, the Company shall issue from time to time shares or rights to receive shares to Employees, by issuance of shares through a trustee;

AND WHEREAS
According to the Plan all the shares will be issued to the Trustee, which will hold the shares in trust, until the end of the term as mentioned in the Order, the Income Tax rules (Tax Relief when Issuing Shares for Employees), 2003 (hereinafter : "the Rules"), the Plan and in this Trust Agreement;

AND WHEREAS
The Company has chosen Ronen Solomon, Adv. of S.G.S Trustees Ltd. to serve as a trustee for the purpose of the Plan, and he has agreed to serve as trustee for all the employing companies and their employees;

NOW THEREFORE IT IS AGREED BETWEEN THE PARTIES AS FOLLOWS:

7.	The recitals to this Trust Agreement constitute an integral part of it.

8.
According to the Plan, the Company's shares will be issued, only on the name of the Trustee, and the shares will be held by the Trustee until the end of the term, as defined in section 102 to the Order.

9.
Prior to the tax payment which applies, as stated in section 7 to the Rules, the shares will not be subject to transfer, assignment, pledge or any other lien with intent, and no power of attorney or deed of transfer, which are valid or will be valid in the future, excluding a transfer by virtue of will or in accordance with the law; In case the transfer of shares by virtue of will or law, section 102 of the Order and the Rules shall apply on the successor or Employers transferee.

10.
After the end of the term each Employee shall be entitled, at any time to instruct the trustee to transfer on his name the shares which he is entitled to, provided that the Trustee shall transfer the shares, unless the tax payment which applies on the Employee, according to section 102 to the Order and the Rules (hereinafter: "the Applicable Tax") has been paid, and the Trustee has evidence for the payment from the assessing officer.

11.
If, in accordance with the conditions of the Plan, the Employee will be granted with rights to purchase shares or will be issued with bonus shares, the rights or the shares or the bonus shares will be issued on the name of the Trustee. The Employee will be entitled to instruct the Trustee to exercise the rights or the bonus shares after the end of the term as determined in the Plan. The shares which are subject to the Plan will be issued to the Trustee according to section 2 to the Rules, and the Plan will apply on such shares, including the choice of the tax course and the instructions of this Trust Agreement. However, the period until the end of the term shall be counted from the share issuance that is driven from the rights or the bonus shares issued.

12.
The Company obligates toward the Trustee that it shall not issue shares to the Employees in the frame work of the Plan, unless the Employee will declare he knows that section 102 to the Order and the tax course apply on him, and his agreement in writing to the conditions of this Trust Agreement, and his obligation not to exercise the shares before the end of the period, as described in section 102 to the order, is granted.

AS WITNESS THE HANDS OF THE PARTIES

The Company	The Employee

/s/	/s/
Name	Name
Title	Title

Pimi Agro Clean Technologies  LTD.

OPTION AGREEMENT

Made as of the 10 day of December, 2008

BETWEEN:              Pimi Agro Clean Technologies Ltd.
(previously "Pimi Marion Holdings Ltd.")
A company incorporated in Israel
registered office is at P.O. Box 117
Hutzot Alonim 30049, Israel
(hereinafter the “Company”)

          on the one part

AND:                            Doron Shorrer
I.D. No. 068182195
33 Khore Hadorot Jerusalem, Israel
(hereinafter the “Optionee”)

on the other part

WHEREAS
On September 7, 2008, the Company duly adopted and the Board approved the “Pimi 2008 Option Plan” a copy of which is attached as Appendix A hereto, forming an integral part hereof (the “Appendix A”); and -

WHEREAS
Pursuant to the Appendix A and to Pimi 2008 Option Plan (the “Plan”), the Company has decided to grant Options to purchase Shares of the Company to the Optionee, and the Optionee has agreed to such grant, subject to all the terms and conditions as set forth in the Plan and as provided herein;

NOW, THEREFORE, it is agreed as follows:
1.         Preamble and Definitions

1.1              The preamble to this agreement constitutes an integral part hereof.

1.2	Unless otherwise defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Appendix A.

2.         Grant of Options

2.1
The Company hereby grants to the Optionee the number of Options as set forth in Appendix B hereto, each Option shall be exercisable for one Regular Share, upon payment of the Purchase Price as set forth in Appendix B, subject to the terms and the conditions as set forth in the Appendix A and as provided herein.

2.2
The Optionee is aware that the Company intends in the future to issue additional shares and to grant additional options to various entities and individuals, as the Company in its sole discretion shall determine.

3.       Period of Option and Conditions of Exercise

3.1
The terms of this Option Agreement shall commence on the Date of Grant and terminate at the Expiration Date, or at the time at which the Option expires pursuant to the terms of the Appendix A or pursuant to this Option Agreement.

3.2
Options may be exercised only to purchase whole Shares, and in no case may a fraction of a Share be purchased. If any fractional Share would be deliverable upon exercise, such fraction shall be rounded up one-half or less, or otherwise rounded down, to the nearest whole number.

4.     FIRST ALTERNATIVE

Notwithstanding anything to the contrary in Section 8.1 of the Plan and in addition thereto, if in any such Transaction as described in Section 8.1 of the Plan, the Successor Company (or parent or subsidiary of the Successor Company) does not agree to assume or substitute for the Options, the Vesting Dates shall be accelerated so that any unvested Option shall be immediately vested in full as of the date which is ten (10) days prior to the effective date of the Transaction, and the Committee shall notify the Optionee that the unexercised Options are fully exercisable for a period of ten (10) days from the date of such notice, and that any unexercised Options shall terminate upon the expiration of such period.

If the Successor Company (or parent or subsidiary of the Successor Company) agrees to assume or substitute for the Options and Optionee’s employment with the Successor Company is terminated by the Successor Company without “Cause” within one year of the closing of such Transaction, the Vesting Dates shall be accelerated so that any unvested portion of the substituted Option shall be immediately vested in full as of the date of such termination without Cause.

5.         Vesting; Period of Exercise

Subject to the provisions of the Plan and Appendix A, Options shall vest and become exercisable according to the Vesting Dates set forth in Appendix B hereto, provided that the Optionee is an Employee of the Company and/or its Affiliates on the applicable Vesting Date. In case the Optionee is no longer an Employee of the Company and/or its Affiliates, the Optionee will be entitled to receive the Options which were accumulated on a quarterly basis, up to the date of termination of his employment with the company.

All unexercised Options granted to the Optionee shall terminate and shall no longer be exercisable on the Expiration Date, as described the Appendix A.

6.         Exercise of Options

6.1	Options may be exercised in accordance with the provisions of Section 9.1 of the Plan.

6.2
In order for the Company to issue Shares upon the exercise of any of the Options, the Optionee hereby agrees to sign any and all documents required by any applicable law and/or by the Company's Articles of Association.

6.3
The Company shall not be obligated to issue any Shares upon the exercise of an Option if such issuance, in the opinion of the Company, might constitute a violation by the Company of any provision of law.

7.         Restrictions on Transfer of Options and Shares

7.1
The transfer of Options and the transfer of Shares to be issued upon exercise of the Options shall be subject to the limitations set forth in the Plan and in the Appendix A and in the Company’s Articles of Association.

7.2
With respect to any Approved 102 Option, subject to the provisions of Section 102 and any rules or regulation or orders or procedures promulgated thereunder, an Optionee shall not be entitled to sell or release from trust any Share received upon the exercise of an Approved 102 Option and/or any share received subsequently following any realization of rights, including without limitation, bonus shares, until the lapse of the Holding Period required under Section 102 of the Ordinance.

7.3
With respect to Unapproved 102 Option, if the Optionee ceases to be employed by the Company or any Affiliate, the Optionee shall extend to the Company and/or its Affiliate a security or guarantee for the payment of tax due at the time of sale of Shares, all in accordance with the provisions of Section 102 and the rules, regulation or orders promulgated thereunder.

7.4
The Optionee acknowledges that in the event Company's shares shall be registered for trading in any public market, the Optionee’s right to sell Shares may be subject to limitations (including a lock-up period), as will be requested by the Company or its underwriters, and the Optionee unconditionally agrees and accepts any such limitations.

The Optionee acknowledges that in order to enforce the above restriction, the Company may impose stop-transfer instructions with respect to the exercised Shares.

7.5	The Optionee shall not dispose of any Shares in transactions which violate, in the opinion of the Company, any applicable laws, rules and regulations.

7.6
The Optionee agrees that the Company shall have the authority to endorse upon the certificate or certificates representing the Shares such legends referring to the foregoing restrictions, and any other applicable restrictions as it may deem appropriate (which do not violate the Optionee's rights according to this Option Agreement).

8.         Taxes; Indemnification

8.1
Any tax consequences arising from the grant or exercise of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company and/or its Affiliates, the Trustee or the Optionee), hereunder, shall be borne solely by the Optionee. The Company and/or its Affiliates and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Optionee hereby agrees to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.

8.2
The Optionee will not be entitled to receive from the Company and/or the Trustee any Shares allocated or issued upon the exercise of Options prior to the full payments of the Optionee’s tax liabilities arising from Options which were granted to him and/or Shares issued upon the exercise of Options. For the avoidance of doubt, neither the Company nor the Trustee shall be required to release any share certificate to the Optionee until all payments required to be made by the Optionee have been fully satisfied.

8.3
The receipt of the Options and the acquisition of the Shares to be issued upon the exercise of the Options may result in tax consequences. THE OPTIONEE IS ADVISED TO CONSULT A TAX ADVISER WITH RESPECT TO THE TAX CONSEQUENCES OF RECEIVING OR EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

8.4
With respect to Approved 102 Options, the Optionee hereby acknowledges that he is familiar with the provisions of Section 102 and the regulations and rules promulgated thereunder, including without limitations the type of Option granted hereunder and the tax implications applicable to such grant. The Optionee accepts the provisions of the trust agreement signed between the Company and the Trustee, attached as Appendix C hereto, and agrees to be bound by its terms.

9.           Miscellaneous

9.1	No Obligation to Exercise Options. The grant and acceptance of these Options imposes no obligation on the Optionee to exercise it.

9.2
Confidentiality.  The Optionee shall regard the information in this Option Agreement and its Appendixes attached hereto as confidential information and the Optionee shall not reveal its contents to anyone except when required by law or for the purpose of gaining legal or tax advice.

9.3
Continuation of Employment or Service.  Neither the Plan, the Appendix A nor this Option Agreement shall impose any obligation on the Company or an Affiliate to continue the Optionee’s employment or service and nothing in the Appendix A or in this Option Agreement shall confer upon the Optionee any right to continue in the employ or service of the Company and/or an Affiliate or restrict the right of the Company or an Affiliate to terminate such employment or service at any time.

9.4
Entire Agreement. Subject to the provisions of the Appendix A, to which this Option Agreement is subject, this Option Agreement, together with the Appendixs hereto, constitute the entire agreement between the Optionee and the Company with respect to Options granted hereunder, and supersedes all prior agreements, understandings and arrangements, oral or written, between the Optionee and the Company with respect to the subject matter hereof.

9.5
Failure to Enforce - Not a Waiver. The failure of any party to enforce at any time any provisions of this Option Agreement or the Appendix A shall in no way be construed to be a waiver of such provision or of any other provision hereof.

9.6
Provisions of the APPENDIX A. The Options provided for herein are granted pursuant to the Plan and Appendix A and said Options and this Option Agreement are in all respects governed by the Plan and Appendix A and subject to all of the terms and provisions of the Plan and Appendix A.

Any interpretation of this Option Agreement will be made in accordance with the the Plan and Appendix A but in the event there is any contradiction between the provisions of this Option Agreement and the Plan and/or Appendix A, the provisions of the Option Agreement will prevail.

9.7	Binding Effect. The Plan, Appendix A and this Option Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereof.

9.8
Notices. All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered mail or delivered by email or facsimile with written confirmation of receipt to the Optionee and/or to the Company at the addresses shown on the letterhead above, or at such other place as the Company may designate by written notice to the Optionee. The Optionee is responsible for notifying the Company in writing of any change in the Optionee’s address, and the Company shall be deemed to have complied with any obligation to provide the Optionee with notice by sending such notice to the address indicated below.

/s/ Eitan Shmeuli
Name:Eitan Shmeuli
Position:Director

I, the undersigned, hereby acknowledge receipt of a copy of the Plan, Appendix A and accept the Options subject to all of the terms and provisions thereof. I have reviewed the Plan, Appendix A and this Option Agreement in its entirety, have had an opportunity to obtain the advice of counsel prior to executing this Option Agreement, and fully understand all provisions of this Option Agreement. I agree to notify the Company upon any change in the residence address indicated above.

/s/ Doron Shorrer
Optionee's signature
Date:10/12/2008

Attachments:	Appendix A: Pimi 2008 Share Option Plan

Appendix B:	Terms of the Option

Appendix C:	Trust Agreement

- -

APPENDIX B

TERMS OF THE OPTION

Name of the Optionee:	Doron Shorrer
Date of Grant:	1.12.08
Designation:	Approved 102 Option: Capital Gain Option (CGO)
1. Number of Options granted:	31,177
2. Purchase Price:	Last round of Investment Price
3. Vesting Dates:

Number of Options	Vesting Date
15,588	1.12.2009
15,589	1.12.2010

4. Expiration Date:	1.12.2018

Appendix C

Trust Agreement

Made in Tel Aviv on September 17, 2008

BETWEEN:            S.G.S Trustee Ltd.
                              Of Berkuvitz 4, Tel Aviv
                              (hereinafter referred to as "the Trustee")
of the one part

AND:                     Pimi Agro Cleantech Ltd, private company no. 513497123
        of Hozot Alonim, Alonim
                              (hereinafter referred to as “the Issuing Company”)

of the other part

WHEREAS
On September 7, 2008 the Company adopted a share issuance plan for its employees, directors or services providers (hereinafter: "the Employees"), as its meaning of this term under section 102 to the Order (hereinafter: "the Plan");

AND WHEREAS	According to the Plan, the Company shall issue from time to time shares or rights to receive shares to Employees, by issuance of shares through a trustee;

AND WHEREAS
According to the Plan all the shares will be issued to the Trustee, which will hold the shares in trust, until the end of the term as mentioned in the Order, the Income Tax rules (Tax Relief when Issuing Shares for Employees), 2003 (hereinafter : "the Rules"), the Plan and in this Trust Agreement;

AND WHEREAS
The Company has chosen Ronen Solomon, Adv. of S.G.S Trustees Ltd. to serve as a trustee for the purpose of the Plan, and he has agreed to serve as trustee for all the employing companies and their employees;

NOW THEREFORE IT IS AGREED BETWEEN THE PARTIES AS FOLLOWS:

13.	The recitals to this Trust Agreement constitute an integral part of it.

14.
According to the Plan, the Company's shares will be issued, only on the name of the Trustee, and the shares will be held by the Trustee until the end of the term, as defined in section 102 to the Order.

15.
Prior to the tax payment which applies, as stated in section 7 to the Rules, the shares will not be subject to transfer, assignment, pledge or any other lien with intent, and no power of attorney or deed of transfer, which are valid or will be valid in the future, excluding a transfer by virtue of will or in accordance with the law; In case the transfer of shares by virtue of will or law, section 102 of the Order and the Rules shall apply on the successor or Employers transferee.

16.
After the end of the term each Employee shall be entitled, at any time to instruct the trustee to transfer on his name the shares which he is entitled to, provided that the Trustee shall transfer the shares, unless the tax payment which applies on the Employee, according to section 102 to the Order and the Rules (hereinafter: "the Applicable Tax") has been paid, and the Trustee has evidence for the payment from the assessing officer.

17.
If, in accordance with the conditions of the Plan, the Employee will be granted with rights to purchase shares or will be issued with bonus shares, the rights or the shares or the bonus shares will be issued on the name of the Trustee. The Employee will be entitled to instruct the Trustee to exercise the rights or the bonus shares after the end of the term as determined in the Plan. The shares which are subject to the Plan will be issued to the Trustee according to section 2 to the Rules, and the Plan will apply on such shares, including the choice of the tax course and the instructions of this Trust Agreement. However, the period until the end of the term shall be counted from the share issuance that is driven from the rights or the bonus shares issued.

18.
The Company obligates toward the Trustee that it shall not issue shares to the Employees in the frame work of the Plan, unless the Employee will declare he knows that section 102 to the Order and the tax course apply on him, and his agreement in writing to the conditions of this Trust Agreement, and his obligation not to exercise the shares before the end of the period, as described in section 102 to the order, is granted.

AS WITNESS THE HANDS OF THE PARTIES

The Company	The Employee

/s/	/s/
Name	Name
Title	Title

Pimi Agro Clean Technologies LTD.

OPTION AGREEMENT

Made as of the 10 day of January, 2009

BETWEEN:                 Pimi Agro Clean Technologies Ltd.

A company incorporated in Israel
registered office is at P.O. Box 117
Hutzot Alonim 30049, Israel
(hereinafter the “Company”)

          on the one part

AND:                            Prof. Ilan Chet

I.D. No. 635905-3
2 Huberman St. Tel Aviv, Israel
(hereinafter the “Optionee”)
on the other part

WHEREAS
On September 7, 2008, the Company duly adopted and the Board approved the “Pimi  2008 Option Plan” a copy of which is attached as Appendix A hereto, forming an integral part hereof (the “Appendix A”); and -

WHEREAS
Pursuant to the Appendix A and to Pimi Marion Holdings Ltd. 2008 Option Plan (the “Plan”), the Company has decided to grant Options to purchase Shares of the Company to the Optionee, and the Optionee has agreed to such grant, subject to all the terms and conditions as set forth in the Plan and as provided herein;

NOW, THEREFORE, it is agreed as follows:

1.         Preamble and Definitions

1.1              The preamble to this agreement constitutes an integral part hereof.

1.2	Unless otherwise defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Appendix A.

2.         Grant of Options

2.1
The Company hereby grants to the Optionee the number of Options as set forth in Appendix B hereto, each Option shall be exercisable for one Regular Share, upon payment of the Purchase Price as set forth in Appendix B, subject to the terms and the conditions as set forth in the Appendix A and as provided herein.

2.2
The Optionee is aware that the Company intends in the future to issue additional shares and to grant additional options to various entities and individuals, as the Company in its sole discretion shall determine.

3.       Period of Option and Conditions of Exercise

3.1
The terms of this Option Agreement shall commence on the Date of Grant and terminate at the Expiration Date, or at the time at which the Option expires pursuant to the terms of the Appendix A or pursuant to this Option Agreement.

3.2
Options may be exercised only to purchase whole Shares, and in no case may a fraction of a Share be purchased. If any fractional Share would be deliverable upon exercise, such fraction shall be rounded up one-half or less, or otherwise rounded down, to the nearest whole number.

4.     FIRST ALTERNATIVE

Notwithstanding anything to the contrary in Section 8.1 of the Plan and in addition thereto, if in any such Transaction as described in Section 8.1 of the Plan, the Successor Company (or parent or subsidiary of the Successor Company) does not agree to assume or substitute for the Options, the Vesting Dates shall be accelerated so that any unvested Option shall be immediately vested in full as of the date which is ten (10) days prior to the effective date of the Transaction, and the Committee shall notify the Optionee that the unexercised Options are fully exercisable for a period of ten (10) days from the date of such notice, and that any unexercised Options shall terminate upon the expiration of such period.

If the Successor Company (or parent or subsidiary of the Successor Company) agrees to assume or substitute for the Options and Optionee’s employment with the Successor Company is terminated by the Successor Company without “Cause” within one year of the closing of such Transaction, the Vesting Dates shall be accelerated so that any unvested portion of the substituted Option shall be immediately vested in full as of the date of such termination without Cause.

5.         Vesting; Period of Exercise

Subject to the provisions of the Plan and Appendix A, Options shall vest and become exercisable according to the Vesting Dates set forth in Appendix B hereto, provided that the Optionee is an employee, advisor or service provider of the Company and/or its Affiliates on the applicable Vesting Date. In case the Optionee is no longer an employee, advisor or service provider of the Company and/or its Affiliates, the Optionee will be entitled to receive the Options which were accumulated on a quarterly basis, up to the date of termination of his services to the company.

All unexercised Options granted to the Optionee shall terminate and shall no longer be exercisable on the Expiration Date, as described the Appendix A.

6.         Exercise of Options

6.1	Options may be exercised in accordance with the provisions of Section 9.1 of the Plan.

6.2
In order for the Company to issue Shares upon the exercise of any of the Options, the Optionee hereby agrees to sign any and all documents required by any applicable law and/or by the Company's Articles of Association.

6.3
The Company shall not be obligated to issue any Shares upon the exercise of an Option if such issuance, in the opinion of the Company, might constitute a violation by the Company of any provision of law.

7.         Restrictions on Transfer of Options and Shares

7.1
The transfer of Options and the transfer of Shares to be issued upon exercise of the Options shall be subject to the limitations set forth in the Plan and in the Appendix A and in the Company’s Articles of Association.

7.2
With respect to any Approved 102 Option, subject to the provisions of Section 102 and any rules or regulation or orders or procedures promulgated thereunder, an Optionee shall not be entitled to sell or release from trust any Share received upon the exercise of an Approved 102 Option and/or any share received subsequently following any realization of rights, including without limitation, bonus shares, until the lapse of the Holding Period required under Section 102 of the Ordinance.

7.3
With respect to Unapproved 102 Option, if the Optionee ceases to provide services to the Company or any Affiliate, the Optionee shall extend to the Company and/or its Affiliate a security or guarantee for the payment of tax due at the time of sale of Shares, all in accordance with the provisions of Section 102 and the rules, regulation or orders promulgated thereunder.

7.4
The Optionee acknowledges that in the event Company's shares shall be registered for trading in any public market, the Optionee’s right to sell Shares may be subject to limitations (including a lock-up period), as will be requested by the Company or its underwriters, and the Optionee unconditionally agrees and accepts any such limitations.

The Optionee acknowledges that in order to enforce the above restriction, the Company may impose stop-transfer instructions with respect to the exercised Shares.

7.5	The Optionee shall not dispose of any Shares in transactions which violate, in the opinion of the Company, any applicable laws, rules and regulations.

7.6
The Optionee agrees that the Company shall have the authority to endorse upon the certificate or certificates representing the Shares such legends referring to the foregoing restrictions, and any other applicable restrictions as it may deem appropriate (which do not violate the Optionee's rights according to this Option Agreement).

8.         Taxes; Indemnification

8.1
Any tax consequences arising from the grant or exercise of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company and/or its Affiliates, the Trustee or the Optionee), hereunder, shall be borne solely by the Optionee. The Company and/or its Affiliates and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Optionee hereby agrees to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.

8.2
The Optionee will not be entitled to receive from the Company and/or the Trustee any Shares allocated or issued upon the exercise of Options prior to the full payments of the Optionee’s tax liabilities arising from Options which were granted to him and/or Shares issued upon the exercise of Options. For the avoidance of doubt, neither the Company nor the Trustee shall be required to release any share certificate to the Optionee until all payments required to be made by the Optionee have been fully satisfied.

8.3
The receipt of the Options and the acquisition of the Shares to be issued upon the exercise of the Options may result in tax consequences. THE OPTIONEE IS ADVISED TO CONSULT A TAX ADVISER WITH RESPECT TO THE TAX CONSEQUENCES OF RECEIVING OR EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

8.4
With respect to Approved 102 Options, the Optionee hereby acknowledges that he is familiar with the provisions of Section 102 and the regulations and rules promulgated thereunder, including without limitations the type of Option granted hereunder and the tax implications applicable to such grant. The Optionee accepts the provisions of the trust agreement signed between the Company and the Trustee, attached as Appendix C hereto, and agrees to be bound by its terms.

9.           Miscellaneous

9.1	No Obligation to Exercise Options. The grant and acceptance of these Options imposes no obligation on the Optionee to exercise it.

9.2
Confidentiality.  The Optionee shall regard the information in this Option Agreement and its Appendixes attached hereto as confidential information and the Optionee shall not reveal its contents to anyone except when required by law or for the purpose of gaining legal or tax advice.

9.3
Continuation of Employment or Service.  Neither the Plan, the Appendix A nor this Option Agreement shall impose any obligation on the Company or an Affiliate to continue the Optionee’s employment or service and nothing in the Appendix A or in this Option Agreement shall confer upon the Optionee any right to continue in the employ or service of the Company and/or an Affiliate or restrict the right of the Company or an Affiliate to terminate such employment or service at any time.

9.4
Entire Agreement. Subject to the provisions of the Appendix A, to which this Option Agreement is subject, this Option Agreement, together with the Appendixs hereto, constitute the entire agreement between the Optionee and the Company with respect to Options granted hereunder, and supersedes all prior agreements, understandings and arrangements, oral or written, between the Optionee and the Company with respect to the subject matter hereof.

9.5
Failure to Enforce - Not a Waiver. The failure of any party to enforce at any time any provisions of this Option Agreement or the Appendix A shall in no way be construed to be a waiver of such provision or of any other provision hereof.

9.6
Provisions of the APPENDIX A. The Options provided for herein are granted pursuant to the Plan and Appendix A and said Options and this Option Agreement are in all respects governed by the Plan and Appendix A and subject to all of the terms and provisions of the Plan and Appendix A.

Any interpretation of this Option Agreement will be made in accordance with the the Plan and Appendix A but in the event there is any contradiction between the provisions of this Option Agreement and the Plan and/or Appendix A, the provisions of the Option Agreement will prevail.

9.7	Binding Effect. The Plan, Appendix A and this Option Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereof.

9.8
Notices. All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered mail or delivered by email or facsimile with written confirmation of receipt to the Optionee and/or to the Company at the addresses shown on the letterhead above, or at such other place as the Company may designate by written notice to the Optionee. The Optionee is responsible for notifying the Company in writing of any change in the Optionee’s address, and the Company shall be deemed to have complied with any obligation to provide the Optionee with notice by sending such notice to the address indicated below.

Company's signature

/s/ Eitan Shmeuli
Name:Eitan Shmeuli
Position:Director

I, the undersigned, hereby acknowledge receipt of a copy of the Plan, Appendix A and accept the Options subject to all of the terms and provisions thereof. I have reviewed the Plan, Appendix A and this Option Agreement in its entirety, have had an opportunity to obtain the advice of counsel prior to executing this Option Agreement, and fully understand all provisions of this Option Agreement. I agree to notify the Company upon any change in the residence address indicated above.

Optionee's Siganture

/s/ Prof. Ilan Chet

10/01/2009

Attachments:	Appendix A: Pimi 2008 Share Option Plan

Appendix B:	Terms of the Option

Appendix C:	Trust Agreement

- -

APPENDIX B

TERMS OF THE OPTION

Name of the Optionee:	Prof. Ilan Chet
Date of Grant:	1.12.08
Designation:	Approved 102 Option: Capital Gain Option (CGO)
1. Number of Options granted:	93,532
2. Purchase Price:	Last round of Investment Price
3. Vesting Dates:

Number of Options	Vesting Date
23,383	1.12.2009
23,383	1.12.2010
23,383	1.12.2011
23,383	1.1 1.12.2012
4. Expiration Date:	1.12.2018

Appendix C

Trust Agreement

Made in Tel Aviv on September 17, 2008

BETWEEN:                 S.G.S Trustee Ltd.
                                     Of Berkuvitz 4, Tel Aviv
                                     (hereinafter referred to as "the Trustee")
of the one part

AND:                            Pimi Agro Cleantech Ltd, private company no. 513497123
of Hozot Alonim, Alonim
                                      (hereinafter referred to as “the Issuing Company”)

of the other part

WHEREAS
On September 7, 2008 the Company adopted a share issuance plan for its employees, directors or services providers (hereinafter: "the Employees"), as its meaning of this term under section 102 to the Order (hereinafter: "the Plan");

AND WHEREAS	According to the Plan, the Company shall issue from time to time shares or rights to receive shares to Employees, by issuance of shares through a trustee;

AND WHEREAS
According to the Plan all the shares will be issued to the Trustee, which will hold the shares in trust, until the end of the term as mentioned in the Order, the Income Tax rules (Tax Relief when Issuing Shares for Employees), 2003 (hereinafter : "the Rules"), the Plan and in this Trust Agreement;

AND WHEREAS
The Company has chosen Ronen Solomon, Adv. of S.G.S Trustees Ltd. to serve as a trustee for the purpose of the Plan, and he has agreed to serve as trustee for all the employing companies and their employees;

NOW THEREFORE IT IS AGREED BETWEEN THE PARTIES AS FOLLOWS:

19.	The recitals to this Trust Agreement constitute an integral part of it.

20.
According to the Plan, the Company's shares will be issued, only on the name of the Trustee, and the shares will be held by the Trustee until the end of the term, as defined in section 102 to the Order.

21.
Prior to the tax payment which applies, as stated in section 7 to the Rules, the shares will not be subject to transfer, assignment, pledge or any other lien with intent, and no power of attorney or deed of transfer, which are valid or will be valid in the future, excluding a transfer by virtue of will or in accordance with the law; In case the transfer of shares by virtue of will or law, section 102 of the Order and the Rules shall apply on the successor or Employers transferee.

22.
After the end of the term each Employee shall be entitled, at any time to instruct the trustee to transfer on his name the shares which he is entitled to, provided that the Trustee shall transfer the shares, unless the tax payment which applies on the Employee, according to section 102 to the Order and the Rules (hereinafter: "the Applicable Tax") has been paid, and the Trustee has evidence for the payment from the assessing officer.

23.
If, in accordance with the conditions of the Plan, the Employee will be granted with rights to purchase shares or will be issued with bonus shares, the rights or the shares or the bonus shares will be issued on the name of the Trustee. The Employee will be entitled to instruct the Trustee to exercise the rights or the bonus shares after the end of the term as determined in the Plan. The shares which are subject to the Plan will be issued to the Trustee according to section 2 to the Rules, and the Plan will apply on such shares, including the choice of the tax course and the instructions of this Trust Agreement. However, the period until the end of the term shall be counted from the share issuance that is driven from the rights or the bonus shares issued.

24.
The Company obligates toward the Trustee that it shall not issue shares to the Employees in the frame work of the Plan, unless the Employee will declare he knows that section 102 to the Order and the tax course apply on him, and his agreement in writing to the conditions of this Trust Agreement, and his obligation not to exercise the shares before the end of the period, as described in section 102 to the order, is granted.

AS WITNESS THE HANDS OF THE PARTIES

The Company	The Employee

/s/	/s/
Name	Name
Title	Title

Pimi Agro Clean Technologies  LTD.

OPTION AGREEMENT

Made as of the 27 day of January, 2009

BETWEEN:                 Pimi Agro Clean Technologies Ltd.
(previously "Pimi Marion Holdings Ltd.")
A company incorporated in Israel
registered office is at P.O. Box 117
Hutzot Alonim 30049, Israel
(hereinafter the “Company”)

          on the one part

AND:                            Prof. Avi Nachmias
                                      I.D. No. 00701356-8
70, Maslul M.P Negev 85112 , Israel
(hereinafter the “Optionee”)

on the other part

WHEREAS
On September 7, 2008, the Company duly adopted and the Board approved the “Pimi 2008 Option Plan” a copy of which is attached as Appendix A hereto, forming an integral part hereof (the “Appendix A”); and -

WHEREAS
Pursuant to the Appendix A and to Pimi 2008 Option Plan (the “Plan”), the Company has decided to grant Options to purchase Shares of the Company to the Optionee, and the Optionee has agreed to such grant, subject to all the terms and conditions as set forth in the Plan and as provided herein;

NOW, THEREFORE, it is agreed as follows:

1.         Preamble and Definitions

1.1              The preamble to this agreement constitutes an integral part hereof.

1.2	Unless otherwise defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Appendix A.

2.         Grant of Options

2.1
The Company hereby grants to the Optionee the number of Options as set forth in Appendix B hereto, each Option shall be exercisable for one Regular Share, upon payment of the Purchase Price as set forth in Appendix B, subject to the terms and the conditions as set forth in the Appendix A and as provided herein.

2.2
The Optionee is aware that the Company intends in the future to issue additional shares and to grant additional options to various entities and individuals, as the Company in its sole discretion shall determine.

3.       Period of Option and Conditions of Exercise

3.1
The terms of this Option Agreement shall commence on the Date of Grant and terminate at the Expiration Date, or at the time at which the Option expires pursuant to the terms of the Appendix A or pursuant to this Option Agreement.

3.2
Options may be exercised only to purchase whole Shares, and in no case may a fraction of a Share be purchased. If any fractional Share would be deliverable upon exercise, such fraction shall be rounded up one-half or less, or otherwise rounded down, to the nearest whole number.

4.     FIRST ALTERNATIVE

Notwithstanding anything to the contrary in Section 8.1 of the Plan and in addition thereto, if in any such Transaction as described in Section 8.1 of the Plan, the Successor Company (or parent or subsidiary of the Successor Company) does not agree to assume or substitute for the Options, the Vesting Dates shall be accelerated so that any unvested Option shall be immediately vested in full as of the date which is ten (10) days prior to the effective date of the Transaction, and the Committee shall notify the Optionee that the unexercised Options are fully exercisable for a period of ten (10) days from the date of such notice, and that any unexercised Options shall terminate upon the expiration of such period.

If the Successor Company (or parent or subsidiary of the Successor Company) agrees to assume or substitute for the Options and Optionee’s employment with the Successor Company is terminated by the Successor Company without “Cause” within one year of the closing of such Transaction, the Vesting Dates shall be accelerated so that any unvested portion of the substituted Option shall be immediately vested in full as of the date of such termination without Cause.

5.         Vesting; Period of Exercise

Subject to the provisions of the Plan and Appendix A, Options shall vest and become exercisable according to the Vesting Dates set forth in Appendix B hereto, provided that the Optionee is an Employee of the Company and/or its Affiliates on the applicable Vesting Date. In case the Optionee is no longer an Employee of the Company and/or its Affiliates, the Optionee will be entitled to receive the Options which were accumulated on a quarterly basis, up to the date of termination of his employment with the company.

All unexercised Options granted to the Optionee shall terminate and shall no longer be exercisable on the Expiration Date, as described the Appendix A.

6.         Exercise of Options

6.1	Options may be exercised in accordance with the provisions of Section 9.1 of the Plan.

6.2
In order for the Company to issue Shares upon the exercise of any of the Options, the Optionee hereby agrees to sign any and all documents required by any applicable law and/or by the Company's Articles of Association.

6.3
The Company shall not be obligated to issue any Shares upon the exercise of an Option if such issuance, in the opinion of the Company, might constitute a violation by the Company of any provision of law.

7.         Restrictions on Transfer of Options and Shares

7.1
The transfer of Options and the transfer of Shares to be issued upon exercise of the Options shall be subject to the limitations set forth in the Plan and in the Appendix A and in the Company’s Articles of Association.

7.2
With respect to any Approved 102 Option, subject to the provisions of Section 102 and any rules or regulation or orders or procedures promulgated thereunder, an Optionee shall not be entitled to sell or release from trust any Share received upon the exercise of an Approved 102 Option and/or any share received subsequently following any realization of rights, including without limitation, bonus shares, until the lapse of the Holding Period required under Section 102 of the Ordinance.

7.3
With respect to Unapproved 102 Option, if the Optionee ceases to be employed by the Company or any Affiliate, the Optionee shall extend to the Company and/or its Affiliate a security or guarantee for the payment of tax due at the time of sale of Shares, all in accordance with the provisions of Section 102 and the rules, regulation or orders promulgated thereunder.

7.4
The Optionee acknowledges that in the event Company's shares shall be registered for trading in any public market, the Optionee’s right to sell Shares may be subject to limitations (including a lock-up period), as will be requested by the Company or its underwriters, and the Optionee unconditionally agrees and accepts any such limitations.

The Optionee acknowledges that in order to enforce the above restriction, the Company may impose stop-transfer instructions with respect to the exercised Shares.

7.5	The Optionee shall not dispose of any Shares in transactions which violate, in the opinion of the Company, any applicable laws, rules and regulations.

7.6
The Optionee agrees that the Company shall have the authority to endorse upon the certificate or certificates representing the Shares such legends referring to the foregoing restrictions, and any other applicable restrictions as it may deem appropriate (which do not violate the Optionee's rights according to this Option Agreement).

8.         Taxes; Indemnification

8.1
Any tax consequences arising from the grant or exercise of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company and/or its Affiliates, the Trustee or the Optionee), hereunder, shall be borne solely by the Optionee. The Company and/or its Affiliates and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Optionee hereby agrees to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.

8.2
The Optionee will not be entitled to receive from the Company and/or the Trustee any Shares allocated or issued upon the exercise of Options prior to the full payments of the Optionee’s tax liabilities arising from Options which were granted to him and/or Shares issued upon the exercise of Options. For the avoidance of doubt, neither the Company nor the Trustee shall be required to release any share certificate to the Optionee until all payments required to be made by the Optionee have been fully satisfied.

8.3
The receipt of the Options and the acquisition of the Shares to be issued upon the exercise of the Options may result in tax consequences. THE OPTIONEE IS ADVISED TO CONSULT A TAX ADVISER WITH RESPECT TO THE TAX CONSEQUENCES OF RECEIVING OR EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

8.4
With respect to Approved 102 Options, the Optionee hereby acknowledges that he is familiar with the provisions of Section 102 and the regulations and rules promulgated thereunder, including without limitations the type of Option granted hereunder and the tax implications applicable to such grant. The Optionee accepts the provisions of the trust agreement signed between the Company and the Trustee, attached as Appendix C hereto, and agrees to be bound by its terms.

9.           Miscellaneous

9.1	No Obligation to Exercise Options. The grant and acceptance of these Options imposes no obligation on the Optionee to exercise it.

9.2
Confidentiality.  The Optionee shall regard the information in this Option Agreement and its Appendixes attached hereto as confidential information and the Optionee shall not reveal its contents to anyone except when required by law or for the purpose of gaining legal or tax advice.

9.3
Continuation of Employment or Service.  Neither the Plan, the Appendix A nor this Option Agreement shall impose any obligation on the Company or an Affiliate to continue the Optionee’s employment or service and nothing in the Appendix A or in this Option Agreement shall confer upon the Optionee any right to continue in the employ or service of the Company and/or an Affiliate or restrict the right of the Company or an Affiliate to terminate such employment or service at any time.

9.4
Entire Agreement. Subject to the provisions of the Appendix A, to which this Option Agreement is subject, this Option Agreement, together with the Appendixs hereto, constitute the entire agreement between the Optionee and the Company with respect to Options granted hereunder, and supersedes all prior agreements, understandings and arrangements, oral or written, between the Optionee and the Company with respect to the subject matter hereof.

9.5
Failure to Enforce - Not a Waiver. The failure of any party to enforce at any time any provisions of this Option Agreement or the Appendix A shall in no way be construed to be a waiver of such provision or of any other provision hereof.

9.6
Provisions of the APPENDIX A. The Options provided for herein are granted pursuant to the Plan and Appendix A and said Options and this Option Agreement are in all respects governed by the Plan and Appendix A and subject to all of the terms and provisions of the Plan and Appendix A.

Any interpretation of this Option Agreement will be made in accordance with the the Plan and Appendix A but in the event there is any contradiction between the provisions of this Option Agreement and the Plan and/or Appendix A, the provisions of the Option Agreement will prevail.

9.7	Binding Effect. The Plan, Appendix A and this Option Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereof.

9.8
Notices. All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered mail or delivered by email or facsimile with written confirmation of receipt to the Optionee and/or to the Company at the addresses shown on the letterhead above, or at such other place as the Company may designate by written notice to the Optionee. The Optionee is responsible for notifying the Company in writing of any change in the Optionee’s address, and the Company shall be deemed to have complied with any obligation to provide the Optionee with notice by sending such notice to the address indicated below.

/s/ Eitan Shmeuli
Name:Eitan Shmeuli
Position:Director

I, the undersigned, hereby acknowledge receipt of a copy of the Plan, Appendix A and accept the Options subject to all of the terms and provisions thereof. I have reviewed the Plan, Appendix A and this Option Agreement in its entirety, have had an opportunity to obtain the advice of counsel prior to executing this Option Agreement, and fully understand all provisions of this Option Agreement. I agree to notify the Company upon any change in the residence address indicated above.

Optionee's Siganture

/s/ Prof. Avi Nachmias

10/01/2009

Attachments:	Appendix A: Pimi 2008 Share Option Plan

Appendix B:	Terms of the Option

Appendix C:	Trust Agreement

- -

APPENDIX B

TERMS OF THE OPTION

Name of the Optionee:	Prof. Avi Nchmias
Date of Grant:	1.12.08
Designation:	Approved 102 Option: Capital Gain Option (CGO)
1. Number of Options granted:	31,177
2. Purchase Price:	Last round of Investment Price
3. Vesting Dates:

Number of Options	Vesting Date
15,588	1.12.2009
15,589	1.12.2010

4. Expiration Date:	1.12.2018

Appendix C

Trust Agreement

Made in Tel Aviv on September 17, 2008

BETWEEN:                  S.G.S Trustee Ltd.
                        Of Berkuvitz 4, Tel Aviv
                                      (hereinafter referred to as "the Trustee")
of the one part

AND:                            Pimi Agro Cleantech Ltd, private company no. 513497123
of Hozot Alonim, Alonim
                    (hereinafter referred to as “the Issuing Company”)

of the other part

WHEREAS
On September 7, 2008 the Company adopted a share issuance plan for its employees, directors or services providers (hereinafter: "the Employees"), as its meaning of this term under section 102 to the Order (hereinafter: "the Plan");

AND WHEREAS	According to the Plan, the Company shall issue from time to time shares or rights to receive shares to Employees, by issuance of shares through a trustee;

AND WHEREAS
According to the Plan all the shares will be issued to the Trustee, which will hold the shares in trust, until the end of the term as mentioned in the Order, the Income Tax rules (Tax Relief when Issuing Shares for Employees), 2003 (hereinafter : "the Rules"), the Plan and in this Trust Agreement;

AND WHEREAS
The Company has chosen Ronen Solomon, Adv. of S.G.S Trustees Ltd. to serve as a trustee for the purpose of the Plan, and he has agreed to serve as trustee for all the employing companies and their employees;

NOW THEREFORE IT IS AGREED BETWEEN THE PARTIES AS FOLLOWS:

25.	The recitals to this Trust Agreement constitute an integral part of it.

26.
According to the Plan, the Company's shares will be issued, only on the name of the Trustee, and the shares will be held by the Trustee until the end of the term, as defined in section 102 to the Order.

27.
Prior to the tax payment which applies, as stated in section 7 to the Rules, the shares will not be subject to transfer, assignment, pledge or any other lien with intent, and no power of attorney or deed of transfer, which are valid or will be valid in the future, excluding a transfer by virtue of will or in accordance with the law; In case the transfer of shares by virtue of will or law, section 102 of the Order and the Rules shall apply on the successor or Employers transferee.

28.
After the end of the term each Employee shall be entitled, at any time to instruct the trustee to transfer on his name the shares which he is entitled to, provided that the Trustee shall transfer the shares, unless the tax payment which applies on the Employee, according to section 102 to the Order and the Rules (hereinafter: "the Applicable Tax") has been paid, and the Trustee has evidence for the payment from the assessing officer.

29.
If, in accordance with the conditions of the Plan, the Employee will be granted with rights to purchase shares or will be issued with bonus shares, the rights or the shares or the bonus shares will be issued on the name of the Trustee. The Employee will be entitled to instruct the Trustee to exercise the rights or the bonus shares after the end of the term as determined in the Plan. The shares which are subject to the Plan will be issued to the Trustee according to section 2 to the Rules, and the Plan will apply on such shares, including the choice of the tax course and the instructions of this Trust Agreement. However, the period until the end of the term shall be counted from the share issuance that is driven from the rights or the bonus shares issued.

30.
The Company obligates toward the Trustee that it shall not issue shares to the Employees in the frame work of the Plan, unless the Employee will declare he knows that section 102 to the Order and the tax course apply on him, and his agreement in writing to the conditions of this Trust Agreement, and his obligation not to exercise the shares before the end of the period, as described in section 102 to the order, is granted.

AS WITNESS THE HANDS OF THE PARTIES

The Company	The Employee

/s/	/s/
Name	Name
Title	Title

Pimi Clean Technologies LTD.

OPTION AGREEMENT

Made as of the 22 day of March, 2009

BETWEEN:                 Pimi Agro Clean Technologies  Ltd.
(previously "Pimi Marion Holdings Ltd.")
A company incorporated in Israel
registered office is at P.O. Box 117
Hutzot Alonim 30049, Israel
(hereinafter the “Company”)

          on the one part

AND:                            Avi Levy
                                      I.D. No. 050549930
Hakarkom St` 2, Kiryat Tivon, Israel
(hereinafter the “Optionee”)

on the other part

WHEREAS
On September 7, 2008, the Company duly adopted and the Board approved the “Pimi 2008 Option Plan” a copy of which is attached as Appendix A hereto, forming an integral part hereof (the “Appendix A”); and -

WHEREAS
Pursuant to the Appendix A and to Pimi 2008 Option Plan (the “Plan”), the Company has decided to grant Options to purchase Shares of the Company to the Optionee, and the Optionee has agreed to such grant, subject to all the terms and conditions as set forth in the Plan and as provided herein;

NOW, THEREFORE, it is agreed as follows:

1.         Preamble and Definitions

1.1              The preamble to this agreement constitutes an integral part hereof.

1.2	Unless otherwise defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Appendix A.

2.         Grant of Options

2.1
The Company hereby grants to the Optionee the number of Options as set forth in Appendix B hereto, each Option shall be exercisable for one Regular Share, upon payment of the Purchase Price as set forth in Appendix B, subject to the terms and the conditions as set forth in the Appendix A and as provided herein.

2.2
The Optionee is aware that the Company intends in the future to issue additional shares and to grant additional options to various entities and individuals, as the Company in its sole discretion shall determine.

3.       Period of Option and Conditions of Exercise

3.1
The terms of this Option Agreement shall commence on the Date of Grant and terminate at the Expiration Date, or at the time at which the Option expires pursuant to the terms of the Appendix A or pursuant to this Option Agreement.

3.2
Options may be exercised only to purchase whole Shares, and in no case may a fraction of a Share be purchased. If any fractional Share would be deliverable upon exercise, such fraction shall be rounded up one-half or less, or otherwise rounded down, to the nearest whole number.

4.     FIRST ALTERNATIVE

Notwithstanding anything to the contrary in Section 8.1 of the Plan and in addition thereto, if in any such Transaction as described in Section 8.1 of the Plan, the Successor Company (or parent or subsidiary of the Successor Company) does not agree to assume or substitute for the Options, the Vesting Dates shall be accelerated so that any unvested Option shall be immediately vested in full as of the date which is ten (10) days prior to the effective date of the Transaction, and the Committee shall notify the Optionee that the unexercised Options are fully exercisable for a period of ten (10) days from the date of such notice, and that any unexercised Options shall terminate upon the expiration of such period.

If the Successor Company (or parent or subsidiary of the Successor Company) agrees to assume or substitute for the Options and Optionee’s employment with the Successor Company is terminated by the Successor Company without “Cause” within one year of the closing of such Transaction, the Vesting Dates shall be accelerated so that any unvested portion of the substituted Option shall be immediately vested in full as of the date of such termination without Cause.

5.         Vesting; Period of Exercise

Subject to the provisions of the Plan and Appendix A, Options shall vest and become exercisable according to the Vesting Dates set forth in Appendix B hereto, provided that the Optionee is an Employee of the Company and/or its Affiliates on the applicable Vesting Date. In case the Optionee is no longer an Employee of the Company and/or its Affiliates, the Optionee will be entitled to receive the Options which were accumulated on a quarterly basis, up to the date of termination of his employment with the company.

All unexercised Options granted to the Optionee shall terminate and shall no longer be exercisable on the Expiration Date, as described the Appendix A.

6.         Exercise of Options

6.1	Options may be exercised in accordance with the provisions of Section 9.1 of the Plan.

6.2
In order for the Company to issue Shares upon the exercise of any of the Options, the Optionee hereby agrees to sign any and all documents required by any applicable law and/or by the Company's Articles of Association.

6.3
The Company shall not be obligated to issue any Shares upon the exercise of an Option if such issuance, in the opinion of the Company, might constitute a violation by the Company of any provision of law.

7.         Restrictions on Transfer of Options and Shares

7.1
The transfer of Options and the transfer of Shares to be issued upon exercise of the Options shall be subject to the limitations set forth in the Plan and in the Appendix A and in the Company’s Articles of Association.

7.2
With respect to any Approved 102 Option, subject to the provisions of Section 102 and any rules or regulation or orders or procedures promulgated thereunder, an Optionee shall not be entitled to sell or release from trust any Share received upon the exercise of an Approved 102 Option and/or any share received subsequently following any realization of rights, including without limitation, bonus shares, until the lapse of the Holding Period required under Section 102 of the Ordinance.

7.3
With respect to Unapproved 102 Option, if the Optionee ceases to be employed by the Company or any Affiliate, the Optionee shall extend to the Company and/or its Affiliate a security or guarantee for the payment of tax due at the time of sale of Shares, all in accordance with the provisions of Section 102 and the rules, regulation or orders promulgated thereunder.

7.4
The Optionee acknowledges that in the event Company's shares shall be registered for trading in any public market, the Optionee’s right to sell Shares may be subject to limitations (including a lock-up period), as will be requested by the Company or its underwriters, and the Optionee unconditionally agrees and accepts any such limitations.

The Optionee acknowledges that in order to enforce the above restriction, the Company may impose stop-transfer instructions with respect to the exercised Shares.

7.5	The Optionee shall not dispose of any Shares in transactions which violate, in the opinion of the Company, any applicable laws, rules and regulations.

7.6
The Optionee agrees that the Company shall have the authority to endorse upon the certificate or certificates representing the Shares such legends referring to the foregoing restrictions, and any other applicable restrictions as it may deem appropriate (which do not violate the Optionee's rights according to this Option Agreement).

8.         Taxes; Indemnification

8.1
Any tax consequences arising from the grant or exercise of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company and/or its Affiliates, the Trustee or the Optionee), hereunder, shall be borne solely by the Optionee. The Company and/or its Affiliates and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Optionee hereby agrees to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.

8.2
The Optionee will not be entitled to receive from the Company and/or the Trustee any Shares allocated or issued upon the exercise of Options prior to the full payments of the Optionee’s tax liabilities arising from Options which were granted to him and/or Shares issued upon the exercise of Options. For the avoidance of doubt, neither the Company nor the Trustee shall be required to release any share certificate to the Optionee until all payments required to be made by the Optionee have been fully satisfied.

8.3
The receipt of the Options and the acquisition of the Shares to be issued upon the exercise of the Options may result in tax consequences. THE OPTIONEE IS ADVISED TO CONSULT A TAX ADVISER WITH RESPECT TO THE TAX CONSEQUENCES OF RECEIVING OR EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

8.4
With respect to Approved 102 Options, the Optionee hereby acknowledges that he is familiar with the provisions of Section 102 and the regulations and rules promulgated thereunder, including without limitations the type of Option granted hereunder and the tax implications applicable to such grant. The Optionee accepts the provisions of the trust agreement signed between the Company and the Trustee, attached as Appendix C hereto, and agrees to be bound by its terms.

9.           Miscellaneous

9.1	No Obligation to Exercise Options. The grant and acceptance of these Options imposes no obligation on the Optionee to exercise it.

9.2
Confidentiality.  The Optionee shall regard the information in this Option Agreement and its Appendixes attached hereto as confidential information and the Optionee shall not reveal its contents to anyone except when required by law or for the purpose of gaining legal or tax advice.

9.3
Continuation of Employment or Service.  Neither the Plan, the Appendix A nor this Option Agreement shall impose any obligation on the Company or an Affiliate to continue the Optionee’s employment or service and nothing in the Appendix A or in this Option Agreement shall confer upon the Optionee any right to continue in the employ or service of the Company and/or an Affiliate or restrict the right of the Company or an Affiliate to terminate such employment or service at any time.

9.4
Entire Agreement. Subject to the provisions of the Appendix A, to which this Option Agreement is subject, this Option Agreement, together with the Appendixs hereto, constitute the entire agreement between the Optionee and the Company with respect to Options granted hereunder, and supersedes all prior agreements, understandings and arrangements, oral or written, between the Optionee and the Company with respect to the subject matter hereof.

9.5
Failure to Enforce - Not a Waiver. The failure of any party to enforce at any time any provisions of this Option Agreement or the Appendix A shall in no way be construed to be a waiver of such provision or of any other provision hereof.

9.6
Provisions of the APPENDIX A. The Options provided for herein are granted pursuant to the Plan and Appendix A and said Options and this Option Agreement are in all respects governed by the Plan and Appendix A and subject to all of the terms and provisions of the Plan and Appendix A.

Any interpretation of this Option Agreement will be made in accordance with the the Plan and Appendix A but in the event there is any contradiction between the provisions of this Option Agreement and the Plan and/or Appendix A, the provisions of the Option Agreement will prevail.

9.7	Binding Effect. The Plan, Appendix A and this Option Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereof.

9.8
Notices. All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered mail or delivered by email or facsimile with written confirmation of receipt to the Optionee and/or to the Company at the addresses shown on the letterhead above, or at such other place as the Company may designate by written notice to the Optionee. The Optionee is responsible for notifying the Company in writing of any change in the Optionee’s address, and the Company shall be deemed to have complied with any obligation to provide the Optionee with notice by sending such notice to the address indicated below.

/s/ Eitan Shmeuli
Name:Eitan Shmeuli
Position:Director

I, the undersigned, hereby acknowledge receipt of a copy of the Plan, Appendix A and accept the Options subject to all of the terms and provisions thereof. I have reviewed the Plan, Appendix A and this Option Agreement in its entirety, have had an opportunity to obtain the advice of counsel prior to executing this Option Agreement, and fully understand all provisions of this Option Agreement. I agree to notify the Company upon any change in the residence address indicated above.

Optionee's Siganture

/s/ Avi Levy

27/01/2009

Attachments:	Appendix A: Pimi 2008 Share Option Plan

Appendix B:	Terms of the Option

Appendix C:	Trust Agreement

- -

APPENDIX B

TERMS OF THE OPTION

Name of the Optionee:	Avi Levy
Date of Grant:	1.12.08
Designation:	Approved 102 Option: Capital Gain Option (CGO)
1. Number of Options granted:	31,177
2. Purchase Price:	Last round of Investment Price
3. Vesting Dates:

Number of Options	Vesting Date
15,588	1.12.2009
15,589	1.12.2010
4. Expiration Date:	1.12.2018

Appendix C

Trust Agreement

Made in Tel Aviv on September 17, 2008

BETWEEN:                 S.G.S Trustee Ltd.
                    Of Berkuvitz 4, Tel Aviv
                                     (hereinafter referred to as "the Trustee")
of the one part

AND:                            Pimi Agro Cleantech Ltd, private company no. 513497123
of Hozot Alonim, Alonim
                                      (hereinafter referred to as “the Issuing Company”)

of the other part

WHEREAS
On September 7, 2008 the Company adopted a share issuance plan for its employees, directors or services providers (hereinafter: "the Employees"), as its meaning of this term under section 102 to the Order (hereinafter: "the Plan");

AND WHEREAS	According to the Plan, the Company shall issue from time to time shares or rights to receive shares to Employees, by issuance of shares through a trustee;

AND WHEREAS
According to the Plan all the shares will be issued to the Trustee, which will hold the shares in trust, until the end of the term as mentioned in the Order, the Income Tax rules (Tax Relief when Issuing Shares for Employees), 2003 (hereinafter : "the Rules"), the Plan and in this Trust Agreement;

AND WHEREAS
The Company has chosen Ronen Solomon, Adv. of S.G.S Trustees Ltd. to serve as a trustee for the purpose of the Plan, and he has agreed to serve as trustee for all the employing companies and their employees;

NOW THEREFORE IT IS AGREED BETWEEN THE PARTIES AS FOLLOWS:

31.	The recitals to this Trust Agreement constitute an integral part of it.

32.
According to the Plan, the Company's shares will be issued, only on the name of the Trustee, and the shares will be held by the Trustee until the end of the term, as defined in section 102 to the Order.

33.
Prior to the tax payment which applies, as stated in section 7 to the Rules, the shares will not be subject to transfer, assignment, pledge or any other lien with intent, and no power of attorney or deed of transfer, which are valid or will be valid in the future, excluding a transfer by virtue of will or in accordance with the law; In case the transfer of shares by virtue of will or law, section 102 of the Order and the Rules shall apply on the successor or Employers transferee.

34.
After the end of the term each Employee shall be entitled, at any time to instruct the trustee to transfer on his name the shares which he is entitled to, provided that the Trustee shall transfer the shares, unless the tax payment which applies on the Employee, according to section 102 to the Order and the Rules (hereinafter: "the Applicable Tax") has been paid, and the Trustee has evidence for the payment from the assessing officer.

35.
If, in accordance with the conditions of the Plan, the Employee will be granted with rights to purchase shares or will be issued with bonus shares, the rights or the shares or the bonus shares will be issued on the name of the Trustee. The Employee will be entitled to instruct the Trustee to exercise the rights or the bonus shares after the end of the term as determined in the Plan. The shares which are subject to the Plan will be issued to the Trustee according to section 2 to the Rules, and the Plan will apply on such shares, including the choice of the tax course and the instructions of this Trust Agreement. However, the period until the end of the term shall be counted from the share issuance that is driven from the rights or the bonus shares issued.

36.
The Company obligates toward the Trustee that it shall not issue shares to the Employees in the frame work of the Plan, unless the Employee will declare he knows that section 102 to the Order and the tax course apply on him, and his agreement in writing to the conditions of this Trust Agreement, and his obligation not to exercise the shares before the end of the period, as described in section 102 to the order, is granted.

AS WITNESS THE HANDS OF THE PARTIES

The Company	The Employee

/s/	/s/
Name	Name
Title	Title